UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 28, 2006
                                                --------------------------------

                  Morgan Stanley Capital I Inc. Trust 2006-HE1
         --------------------------------------------------------------
                         (Exact name of issuing entity)

                      Morgan Stanley Mortgage Capital Inc.
         --------------------------------------------------------------
               (Exact name of sponsor as specified in its charter)

                          Morgan Stanley Capital I Inc.
         --------------------------------------------------------------
             (Exact name of depositor as specified in its charter)


        Delaware                    333-125593-15            13-3291626
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(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation              File Number         Identification No.
       of depositor)            of issuing entity)        of depositor)

1585 Broadway, New York, New York                             10036
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(Address of principal executive offices)                    (Zip Code)

Depositor's telephone number, including area code       (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      Item 8.01 of the Depositor's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on February 14, 2006, is hereby amended and restated in its entirety, because the Underwriting Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      On February 28, 2006, Morgan Stanley Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, JPMorgan Chase Bank, National Association, as servicer, WMC Mortgage Corp., as responsible party, Decision One Mortgage Company, LLC, as responsible party, LaSalle Bank National Association, as custodian, and Wells Fargo Bank, National Association, as trustee, of Morgan Stanley Capital I Inc. Trust 2006-HE1 Mortgage Pass-Through Certificates, Series 2006-HE1 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4,Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, having an aggregate initial principal amount of $1,167,178,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), pursuant to an Underwriting Agreement dated as of February 24, 2006 by and among the Company and the Underwriters.

      Attached as exhibits are certain other agreements and opinion letters that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of February 24, 2006, by and among Morgan Stanley Capital I Inc., as Depositor, Morgan Stanley & Co. Incorporated, as underwriter, and J.P. Morgan Securities Inc., as underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, as depositor, LaSalle Bank National Association, as custodian, JPMorgan Chase Bank, National Association, as servicer, WMC Mortgage Corp., as responsible party, Decision One Mortgage Company, LLC, as responsible party, and Wells Fargo Bank, National Association, as trustee.

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 28, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of February 28, 2006 (included as part of Exhibit 5).

Exhibit 10.1 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of October 1, 2005, by and between WMC and the Sponsor. (included as part of Exhibit O to Exhibit 4).

Exhibit 10.2 The Second Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2005, by and between Decision One and the Sponsor (included as part of Exhibit P to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of February 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of February 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated as of February 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.6 Confirmation, dated as of February 28, 2006, by and between Morgan Stanley Mortgage Capital Inc., the swap provider, and Wells Fargo Bank, National Association, the trustee (included as part of Exhibit V to Exhibit 4).

Exhibit 10.7 Guarantee, dated as of February 28, 2006, by Morgan Stanley (included as part of Exhibit V to Exhibit 4).

Exhibit 23 Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 23, 2006                      MORGAN STANLEY CAPITAL I INC.

                                          By: /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Executive Director

                              INDEX TO EXHIBITS
                              -----------------

Item  601(a)  of
Regulation S-K                                               Paper (P) or
Exhibit No.                     Description                  Electronic (E)
-----------                     -----------                  --------------

1                 Underwriting Agreement, dated as of           (E)
                  February 24, 2006, by and among
                  Morgan Stanley Capital I Inc., as
                  Depositor, Morgan Stanley & Co.
                  Incorporated, as underwriter, and
                  J.P. Morgan Securities Inc., as
                  underwriter.

4                 Pooling and Servicing Agreement,               (E)
                  dated as of February 1, 2006, by and
                  among the Company, as depositor,
                  LaSalle Bank National Association, as
                  custodian, JPMorgan Chase Bank,
                  National Association, as servicer,
                  WMC Mortgage Corp., as responsible
                  party, Decision One Mortgage Company,
                  LLC, as responsible party, and Wells
                  Fargo Bank, National Association, as
                  trustee.

5                 Legality Opinion of Cadwalader,                (E)
                  Wickersham & Taft LLP, dated as of
                  February 28, 2006.

8                 Tax Opinion of Cadwalader, Wickersham          (E)
                  & Taft LLP, dated as of February 28,
                  2006 (included as part of Exhibit 5).

10.1              The Second Amended and Restated                (E)
                  Mortgage Loan Purchase and Warranties
                  Agreement, dated as of October 1,
                  2005, by and between WMC and the
                  Sponsor (included as part of Exhibit
                  O to Exhibit 4).

10.2              The Second Amended and Restated                (E)
                  Mortgage Loan Purchase and Warranties
                  Agreement, dated as of November 1,
                  2005, by and between Decision One and
                  the Sponsor (included as part of
                  Exhibit P to Exhibit 4).

10.3              ISDA Master Agreement, dated as of             (E)
                  February 28, 2006, by and between
                  Morgan Stanley Mortgage Capital Inc.,
                  the swap provider, and Wells Fargo
                  Bank, National Association, the
                  trustee (included as part of Exhibit
                  V to Exhibit 4).

10.4              Schedule to the Master Agreement,              (E)
                  dated as of February 28, 2006, by and
                  between Morgan Stanley Mortgage
                  Capital Inc., the swap provider, and
                  Wells Fargo Bank, National
                  Association, the trustee (included as
                  part of Exhibit V to Exhibit 4).

10.5              Credit Support Annex, dated as of              (E)
                  February 28, 2006, by and between
                  Morgan Stanley Mortgage Capital Inc.,
                  the swap provider, and Wells Fargo
                  Bank, National Association, the
                  trustee (included as part of Exhibit
                  V to Exhibit 4).

10.6              Confirmation, dated as of February             (E)
                  28, 2006, by and between Morgan
                  Stanley Mortgage Capital Inc., the
                  swap provider, and Wells Fargo Bank,
                  National Association, the trustee
                  (included as part of Exhibit V to
                  Exhibit 4).

10.7              Guarantee, dated as of February 28,            (E)
                  2006, by Morgan Stanley (included as
                  part of Exhibit V to Exhibit 4).

23                Consent of Cadwalader, Wickersham &            (E)
                  Taft LLP (included as part of Exhibit
                  5).